Rule 497(e)

File Nos. 333-147743 & 811-08183

SCHWAB ONESOURCE ANNUITY®

SUPPLEMENT Dated July 15, 2009

To the Prospectus dated May 1, 2009 for the

Variable Annuity-1 Series Account

of First Great-West Life & Annuity Insurance Company

Sentinel Variable Products Trust has provided this fund description of the Sentinel Variable Products Small Company Fund to include information regarding the Portfolio’s holdings through March 31, 2009. The following paragraph shall replace the description of the Sentinel Variable Products Small Company Fund in the “The Portfolios” section on page 19 of the Prospectus:

“Sentinel Variable Products Small Company Fund – seeks growth of capital. The Small Company Fund normally invests at least 80% of its net assets in small-capitalization companies. This principal investment strategy is a non-fundamental policy that may not be changed without 60 days’ prior notice to the Portfolio’s shareholders. For this purpose, small companies are considered to be companies that have, at the time of purchase, market capitalizations of less than $3 billion. The Portfolio invests primarily in common stocks of small companies that Sentinel believes are high quality, have superior business models, solid management teams, sustainable growth potential and are attractively valued. The weighted median market capitalization of the Portfolio’s holdings as of March 31, 2009 was $1.4 billion. Market capitalization is the total value of all the outstanding shares of common stock of a company.”

This Supplement must be accompanied by or read in conjunction with the current Prospectus, dated May 1, 2009. Please keep this supplement for future reference.